SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
OF ALLSPRING MULTI-ASSET FUNDS
For the Allspring Diversified Capital Builder Fund
Allspring Diversified Income Builder Fund
Allspring Index Asset Allocation Fund
(each a “Fund”, and together the “Funds”)

Effective immediately, the Class-Level Administrator Fees table located in the section entitled, “Manager and Class-Level Administrator” is amended with the following:

CLASS-LEVEL ADMINISTRATOR FEE
SHARE CLASS	% OF TOTAL NET ASSETS
Class A	0.19%
Class C	0.19%

July 1, 2026